    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 27, 1998
                                                      REGISTRATION NO. 333-62877
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                               ------------------
                              WELLS FARGO & COMPANY
                      (FORMERLY NAMED NORWEST CORPORATION)
             (Exact name of registrant as specified in its charter)
          DELAWARE                         6712                  41-0449260
(State or other jurisdiction of (Primary Standard Industrial (I.R.S. Employer incorporation or organization) Classification Code Number) Identification No.)

                              420 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94163
                                  415-477-1000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                               ------------------
                                STANLEY S. STROUP
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                              WELLS FARGO & COMPANY
                               SIXTH AND MARQUETTE
                        MINNEAPOLIS, MINNESOTA 55479-1026
                                  612-667-8858
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                               ------------------


ITEM 8    EXHIBITS
          24.2  Power of Attorney.

          99.1. Long-Term Incentive Compensation Plan, as amended effective July
                28, 1998 (incorporated by reference to Exhibit 10(a) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended
                September 30, 1998).

                                   SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-8 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAN FRANCISCO, STATE OF CALIFORNIA, ON NOVEMBER 25, 1998.

                                     WELLS FARGO & COMPANY

                                     By:        /s/ Richard M. Kovacevich
                                                -------------------------
                                                    Richard M. Kovacevich
                                          President and Chief Executive Officer

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-8 HAS BEEN SIGNED ON NOVEMBER 25, 1998 BY THE FOLLOWING PERSONS IN THE CAPACITIES
INDICATED:


  /s/ Richard M. Kovacevich         President and Chief Executive Officer
----------------------------
  Richard M. Kovacevich             (Principal Executive Officer)


  /s/ Rodney L. Jacobs              Vice Chairman and Chief
----------------------------
  Rodney L. Jacobs                  Financial Officer
                                    (Principal Financial Officer)

  /s/ Les L. Quock                  Controller
----------------------------
  Les L. Quock                      (Principal Accounting Officer)

LES BILLER                  )
J.A. BLANCHARD III          )
DAVID A. CHRISTENSEN        )
SUSAN E. ENGEL              )
WILLIAM A. HODDER           )
RODNEY L. JACOBS            )
REATHA CLARK KING           )              A majority of the
RICHARD M. KOVACEVICH       )              Board of Directors*
RICHARD D. McCORMICK        )
CYNTHIA H. MILLIGAN         )
BENJAMIN F. MONTOYA         )
IAN M. ROLLAND              )
MICHAEL W. WRIGHT           )

----------------------------
*Richard M. Kovacevich, by signing his name hereto, does hereby sign this document on behalf of each of the directors named above pursuant to powers of attorney duly executed by such persons.

                                                 /s/ Richard M. Kovacevich
                                                 -------------------------
                                                    Richard M. Kovacevich
                                                     Attorney-in-Fact

                                INDEX TO EXHIBITS



Exhibit                                                                                    Form of
Number  Description                                                                        Filing
------  -----------                                                                        -------
24.2    Power of Attorney                                                          Electronic Transmission

99.1    Long-Term Incentive Compensation Plan, as amended effective July 28, 1998
        (incorporated by reference to Exhibit 10(a) to the Registrant's Quarterly
        Report on Form 10-Q for the quarter ended September 30, 1998).